Exhibit 99.1

Yumanity Therapeutics Announces Definitive Agreements for Two Strategic Transactions

Yumanity Therapeutics, Inc. to sell its clinical-stage product candidate YTX-7739 as well as its unpartnered discovery-stage neuroscience product candidates and targets to Janssen Pharmaceutica NV in a $26 million cash transaction

Kineta, Inc., a private immuno-oncology company, to merge with Yumanity in an all-stock transaction that will advance Kineta’s potential best-in-class VISTA blocking immunotherapy

The combined company expects to close a PIPE financing in connection with the proposed merger

Yumanity and Kineta to host webcast today at 8:30 a.m. EDT

BOSTON, June 06, 2022 — Yumanity Therapeutics, Inc. (“Yumanity”) (Nasdaq: YMTX), a clinical-stage biopharmaceutical company focused on the discovery and development of innovative, disease-modifying therapies for neurodegenerative diseases, today announced it has entered into definitive agreements for two strategic transactions.

The first definitive agreement is an asset purchase agreement for the sale of Yumanity’s lead clinical-stage product candidate, YTX-7739, as well as Yumanity’s unpartnered discovery-stage neuroscience product candidates and targets to Janssen Pharmaceutica NV (“Janssen”), part of the Janssen Pharmaceutical Companies of Johnson & Johnson, for $26 million in cash. In connection with the closing of the proposed transaction, Yumanity plans to distribute any remaining available cash proceeds from the sale to Yumanity stockholders via a one-time dividend, net of any amounts retained for outstanding obligations and net cash requirements associated with the proposed merger between Yumanity and Kineta, Inc. (“Kineta”). The amount of such dividend will depend on many factors and will not be determined until closer to the closing date.

Under the second definitive agreement, Kineta will become a wholly-owned subsidiary of Yumanity in an all-stock transaction, resulting in a combined publicly traded company re-named Kineta, Inc., that will focus on immuno-oncology and continue Yumanity’s ongoing research collaboration with Merck & Co. in amyotrophic lateral sclerosis and frontotemporal lobar dementia. Upon completion of the proposed merger, on a pro forma basis and based upon the number of Yumanity shares to be issued in the proposed merger, current Kineta stockholders are expected to own approximately 85% of the combined company and current Yumanity stockholders are expected to own approximately 15% of the combined company. The actual allocation will be subject to adjustment based on each company’s outstanding equity ownership and Yumanity’s net cash balance at the time of the closing of the proposed merger. The combined company expects to raise a concurrent private investment in public equity (the “PIPE financing”) led by Growth & Value Development Inc.

“After evaluating Yumanity’s strategic alternatives, management and our Board of Directors believes that the proposed transactions are in the best interest of Yumanity’s stockholders,” said Richard Peters, President and CEO of Yumanity. “We are excited that our lead clinical-stage neurology asset and unpartnered assets will continue to be developed and we are very enthusiastic about Kineta’s innovative oncology pipeline.”

Kineta’s IND-ready, lead asset is KVA12.1, a potential best-in-class VISTA blocking immunotherapy to address the problem of immunosuppression in the tumor microenvironment. It is a fully human engineered IgG1 monoclonal antibody that was designed to bind to VISTA through a unique epitope. KVA12.1 may be an effective immunotherapy for many types of cancer including NSCLC (lung), colorectal, renal cell carcinoma, head and neck, and ovarian. These initial target indications represent a significant unmet medical need with a large worldwide commercial opportunity for KVA12.1. Kineta is also developing fully human antibodies that target CD27 and CD24. These immunotherapies are engineered to address the problems of exhausted T cells and immunologically silent tumors.

“The proposed merger with Yumanity is a unique opportunity for Kineta to build a leading public immuno-oncology focused company with a diversified pipeline of new treatments for cancer patients,” said Shawn Iadonato, Ph.D., CEO of Kineta. “Kineta has demonstrated expertise in developing novel immunotherapies that will enable us to advance our lead programs towards multiple milestones over the next 18 months.”

The Yumanity Board of Directors has unanimously approved both definitive agreements. The Kineta Board of Directors has unanimously approved the definitive merger agreement with Yumanity. The two transactions are expected to close in the second half of 2022, subject to customary closing conditions, including approval of both transactions by the stockholders of Yumanity.

About the Proposed Transactions:

Janssen

Janssen will acquire Yumanity’s lead clinical-stage product candidate, YTX-7739, as well as Yumanity’s unpartnered research and discovery-stage product candidates and targets for $26 million in cash.

In connection with the closing of the proposed transaction, Yumanity plans to distribute any remaining available cash proceeds from the sale to Yumanity stockholders via a one-time dividend, net of any amounts retained for outstanding obligations and net cash requirements associated with the proposed merger between Yumanity and Kineta. The amount of such dividend will depend on many factors and will not be determined until closer to the closing date.

Kineta

Upon completion of the proposed merger, on a pro forma basis and based upon the number of Yumanity shares to be issued in the proposed merger, current Kineta stockholders are expected to own approximately 85% of the combined company and current Yumanity stockholders are expected to own approximately 15% of the combined company. The actual allocation will be subject to adjustment based on each company’s outstanding equity ownership and Yumanity’s net cash balance at the time of the closing of the proposed merger.

In support of the proposed merger, the combined company is expected to close the PIPE financing concurrently with the completion of the merger. Together with the cash expected from both companies at closing, the net proceeds of the proposed merger and the PIPE financing are expected to fund the further development of Kineta’s immuno-oncology portfolio.

Upon closing of the proposed transaction, Yumanity Therapeutics, Inc. will be renamed Kineta, Inc., and will be headquartered in Seattle, Washington. Shawn Iadonato, Ph.D. will serve as Chief Executive Officer and Craig Philips will serve as President of the combined company. The merger agreement provides that the Board of Directors of the combined company will comprise six members, three designated by Kineta and two designated by the current Yumanity board, in addition to the combined company’s Chief Executive Officer.

Goodwin Procter LLP served as legal counsel to Yumanity. Orrick, Herrington & Sutcliffe LLP served as legal counsel to Kineta.

Yumanity and Kineta will host a webcast today, June 06, 2022, at 8:30 a.m. EDT to discuss the proposed merger with Kineta. The conference call may be accessed at https://www.yumanity.com/investor-relations/events-presentations/.

About Yumanity

Yumanity is a clinical-stage biopharmaceutical company dedicated to accelerating the revolution in the treatment of neurodegenerative diseases through its scientific foundation and drug discovery platform. Yumanity’s drug discovery platform enables the company to rapidly screen for potential disease-modifying therapies by overcoming the toxicity of misfolded proteins associated with neurogenerative diseases. Yumanity’s pipeline consists of programs focused on Parkinson’s disease, Lewy body dementia, multi-system atrophy, amyotrophic lateral sclerosis (ALS or Lou Gehrig’s disease), frontotemporal lobar dementia (FTLD) and Alzheimer’s disease. For more information, please visit www.yumanity.com.

About Kineta

Kineta is a clinical-stage biotechnology company with a mission to develop next generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity with an intent to develop first or best-in-class immunotherapies that address the major challenges with current cancer therapy. Kineta has been supported by institutional investors including CBI USA, Genetox Co. Ltd., RLB Holdings, Yulho Co. Ltd., Humedix Co. Ltd. and others. For more information, please visit www.kinetabio.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, Yumanity intends to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Yumanity will mail the proxy statement/prospectus to the Yumanity stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity, Kineta and the proposed transactions. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, will be set forth in the proxy statement/prospectus, which will be included in Yumanity’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements based upon the current expectations of Yumanity and Kineta. Forward-looking statements involve risks and uncertainties and include, but are not limited to, statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta and Janssen to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based

Yumanity Therapeutics

Investors:

Burns McClellan, Inc.

Lee Roth

(212) 213-0006 ext. 331

Media:

Burns McClellan, Inc.

Robert Flamm, Ph.D.

rflamm@burnsmc.com

Kineta

Jacques Bouchy

jbouchy@kineta.us

Source: Yumanity Therapeutics, Inc.